                                                                   EXHIBIT 10.16

                                                                  EXECUTION COPY



                             E-TEK DYNAMICS, INC.
                            SHAREHOLDERS AGREEMENT
                            ----------------------

          THIS AGREEMENT is made as of July 23, 1997, by and among E-Tek Dynamics, Inc., a California corporation (the "Company"), each of the Persons
                                               -------
listed on the Schedule of Investors attached hereto (the "Investors") and each
              ---------------------                       ---------
of the Persons listed on the Schedule of Existing Shareholders attached hereto
                             ---------------------------------
(the "Existing Shareholders"). The Investors and the Existing Shareholders are
      ---------------------
collectively referred to herein as the "Shareholders" and individually as a
                                        ------------
"Shareholder." Except as otherwise provided herein, capitalized terms used
 -----------
herein are defined in paragraph 9 hereof.

          The Investors shall purchase shares of the Company's Class A Convertible Preferred Stock pursuant to a Recapitalization Agreement, dated as of June 27, 1997, by and among the Investors, the Founding Shareholders and the Company (as the same may be amended from time to time in accordance with its terms, the "Recapitalization Agreement").
            --------------------------

          The Existing Shareholders are the holders of shares of the Company's Common Stock or options to purchase shares of the Company's Common Stock.

          The Company and the Shareholders desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Company's board of directors (the "Board"), (ii) assuring continuity in the
                                   -----
management and ownership of the Company and (iii) limiting the manner and terms by which Shares may be transferred. The execution and delivery of this Agreement is a condition to the Closing under the Recapitalization Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   Board of Directors.
               ------------------

          (a) From and after the Closing (as defined in the Recapitalization Agreement) and until the provisions of this paragraph 1 cease to be effective, each holder of Shares shall vote all of his, her or its Shares which are voting shares and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable actions within his, her or its control (whether in his, her or its capacity as a shareholder, director, member of a board committee or officer of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including calling special board and shareholder meetings), so that:

               (i) the authorized number of directors on the Board shall be established at five (5) directors;

               (ii) the following representatives shall be elected to the Board:

                    (A) one representative designated by the Founding Shareholders (determined by a vote of the Founding Shareholders owning a majority of the Shares held by all of the Founding Shareholders) (the "Founding Director"), with Theresa Stone Pan serving as the Founding
      -----------------
     Director as of the date hereof;

                    (B) two representatives designated by the Investors (determined by a vote of the Investors owning a majority of the Shares held by all of the Investors) (the "Investor Directors");
                                    ------------------

                    (C) one representative who shall be the Company's Chief Executive Officer (the "Management Director"); provided that until the
                             -------------------    -------- ----
     hiring by the Company of a new Chief Executive Officer following the Closing, the Management Director Investor shall be designated by the Founding Shareholders after consultation with the Investor Representative (determined by a vote of the Founding Shareholders owning a majority of the Shares held by all of the Founding Shareholders); and provided further
                                                           -------- -------
     that, effective upon the hiring by the Company of a new Chief Executive Officer following the Closing (it being understood that such new Chief Executive Officer shall be approved by the Board and shall be acceptable to Theresa Stone, Pan), the right of the Founding Shareholders under this subparagraph 1(a)(ii)(C) to designate the Management Director shall forever terminate, and in such event, upon the written request of the Investor Representative, each holder of Shares shall vote all of his, her or its Shares which are voting shares and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable action within his, her or its control to remove the Management Director designated by the Founding Shareholders from the Board and any Sub Board (as defined below) at the time specified in such written request and to elect such Chief Executive Officer as a representative to the Board: and provided further that after such election of the Chief
                    -------- -------
     Executive Officer to the Board following the Closing, in the event of the death, disability, resignation or termination for any reason of the Chief Executive Officer of the Company and until his or her successor has been elected Chief Executive Officer of the Company, such Management Director shall be designated by the Shareholders (determined by a vote of the Shareholders owning a majority of the Shares held by all the Shareholders); and

               (D)  one representative (the "Outside Director") designated by
                                             ----------------
     the Shareholders (determined by a vote of the Shareholders owning a majority of the Shares held by all of the Shareholders); provided that such
                                                              -------- ----
     representative is not a member of the Company's management or an employee or officer of the Company or its Subsidiaries or a partner, member or employee of an Investor (other than Broadview Associates, L.L.C.) or a partner, member or employee of any partner or member of an Investor (other than Broadview Associates, L.L.C.).

          (iii) for so long as any Investor shall hold any Shares, one of the Investor Directors shall serve as Chairman of the Board having the powers and duties of such office as set forth in the Company's bylaws, with Walter G. Kortschak serving as Chairman of the Board as of the date hereof;

          (iv) the composition of the board of directors of each of the Company's Subsidiaries (a "Sub Board") shall be the same as that of the
                                ---------
     Board;

          (v) (A) a three member Compensation Committee shall be established and shall include the two Investor Directors and the Founding Director and
     (B) any other committees established by the Board or a Sub Board shall be proportionately equivalent to that of the Board;

          (vi) (A) the removal from the Board or a Sub Board (with or without cause) of the Founding Director shall be at the written request of the Founding Shareholders (determined by a vote of the Founding Shareholders owning a majority of the Shares held by all of the Founding Shareholders), but only upon such written request and under no other circumstances, (B) the removal from the Board or a Sub Board (with or without cause) of any Investor Director shall be at the written request of the Investors (determined by a vote of the Investors owning a majority of the Shares held by all of the Investors), but only upon such written request and under no other circumstances, (C) the removal from the Board or a Sub Board (with or without cause) of the Management Director (prior to the hiring by the Company of a new Chief Executive Officer following the Closing) shall be at the written request of the Founding Shareholders (determined by a vote of the Founding Shareholders owning a majority of the Shares held by all of the Founding Shareholders), but only upon such written request and under no other circumstances, and the removal from the Board or a Sub Board (with or without cause) of the Management Director (after the hiring by the Company of a new Chief Executive Officer following the Closing) shall be at the written request of the Shareholders (determined by a vote of the Shareholders owning a majority of the Shares held by all of the Shareholders), but only upon such written request and under no other circumstances and (D) the removal from the Board or a Sub Board (with or without cause) of the Outside Director shall be at the written request of the Shareholders (determined by a vote of the Shareholders owning a majority of the Shares held by all of the Shareholders), but only upon such written request and under no other circumstances; and

          (vii) (A) in the event that the Founding Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph (ii)(A) above, (B) in the event that any Investor Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph (ii)(B) above, (C) in the event that the Management Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph (ii)(C) above, and (D) in the event that the Outside Director ceases to serve as a member of the Board or a Sub Board during his or her term of office, the resulting vacancy on the Board or a Sub Board shall be filled by a representative designated as provided in subparagraph
     (ii)(D) above.

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board or a Sub Board and any committees thereof. So long as any Investor Director or Founding Director serves on the Board or a Sub Board, the Company's Articles of Incorporation and bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.

          (c) If any party fails to designate a representative to fill a directorship pursuant to the terms of this paragraph 1, the individual previously holding such directorship shall be elected to such position, or if such individual fails or declines to serve, the election of an individual to such directorship shall be accomplished in accordance with the Company's Articles of Incorporation and bylaws and applicable law; provided that the Shareholders shall vote to remove such individual if the party or parties which failed to designate such directorship so direct.

          (d) The rights of the Founding Shareholders under this paragraph 1 shall terminate at such time as the Founding Shareholders and the members of the Founding Shareholders' Family Group shall hold less than 25% of the Shares held by the Founding Shareholders immediately following the Closing. In such event
(i) at the written request of the Investor Representative, each holder of Shares shall vote all of his, her or its Shares which are voting shares and any other voting securities of the Company over which such holder has voting control and shall take all other necessary or desirable action within his, her or its control to remove the Founding Director from the Board and any Sub Board at the time specified in such written request and (ii) thereafter, the representative to fill such directorship shall be designated by the holders of Common Stock in accordance with the Articles of Incorporation.

          (e) The provisions of this paragraph 1 shall terminate automatically and shall be of no further force and effect upon the consummation of a Public Offering.

          2.   Representations and Warranties. Each Shareholder represents and
               ------------------------------
warrants that (i) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable in accordance with its terms, and (ii) such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

          3.   Restrictions on Transfer of Shares.
               ----------------------------------

          (a)  General. No holder of Shares shall sell, transfer, assign, pledge
               -------
or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Shares (a "Transfer"), except pursuant to a Public Sale or an Approved Sale (an "Exempt
    --------                                                              ------
Transfer") or in accordance with the provisions of this paragraph 3. Prior to
--------
making any Transfer other than an Exempt Transfer, each Existing Shareholder transferring any Shares (a "Transferring Shareholder") shall deliver a written
                            ------------------------
notice (a "Sale Notice") to the Company and the Other Shareholders in order to
           -----------
allow the Company and the Other Shareholders to exercise the rights granted pursuant to paragraphs 3(b) and 3(c) below. Prior to making any transfer other than an Exempt Transfer, each Investor transferring any shares of Common Stock (a "Transferring Shareholder") shall deliver a written notice (a "Sale Notice")
    ------------------------                                      -----------
to the Founding

Shareholders and the other Investors in order to allow the Founding Shareholders and the other Investors to exercise the rights granted pursuant to paragraph 3(c) below. The Sale Notice shall disclose in reasonable detail the identity of the prospective transferee(s), the number of Shares to be transferred and the terms and conditions of the proposed Transfer. In no event shall any Transfer of Shares pursuant to this paragraph 3 be made by any Existing Shareholder (i) to any Person which engages in any business which is competitive with any business of the Company or any of its Subsidiaries or any business proposed to be engaged in by the Company or any of its Subsidiaries as of the date of such Transfer or to any Person which directly or indirectly holds any interest in any such Person or (ii) for any consideration other than cash payable upon consummation of such Transfer or in installments over time. No Shareholder shall consummate any Transfer until 30 days after the Sale Notice has been given to the Company and the Other Shareholders (the "Election Period"), unless the parties to the
                             ---------------
Transfer have been finally determined pursuant to this paragraph 3 prior to the expiration of such 30-day period. The date of the first to occur of such events is referred to herein as the "Authorization Date."
                              ------------------


          (b)  First Refusal Rights Applicable to Existing Shareholders. The
               --------------------------------------------------------
Company may elect to purchase all or any portion of an Existing Shareholder's Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to such Existing Shareholder and the Investors within 20 days after the Sale Notice has been delivered to the Company. If the Company has not elected to purchase all of such Existing Shareholder's Shares to be transferred, the Other Shareholders may elect to purchase the remaining Shares to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering written notice of such election to such Existing Shareholder within 25 days after the Sale Notice has been given to the Other Shareholders. If more than one of the Other Shareholders elects to purchase such Shares, the Shares to be sold shall be allocated among the Other Shareholders pro rata according to the number of Shares owned by each such Other Shareholder. If the Company and/or the Other Shareholders have not elected to purchase all of such Existing Shareholder's Shares specified in the Sale Notice, such Existing Shareholder may Transfer the Shares specified in the Sale Notice, subject to the provisions of paragraph 3(c) below, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 30-day period immediately following the Authorization Date. Any such Existing Shareholder's Shares not transferred within such 30-day period shall be subject to the provisions of this paragraph 3 upon subsequent Transfer. If the Company or any of the Other Shareholders have elected to purchase any Shares hereunder, the Transfer of such shares shall be consummated as soon as practical after the delivery of the election notice(s) to the Transferring Shareholder, but in any event within 15 days after the expiration of the Election Period. The Company and/or the Investors may assign their rights under this paragraph 3(b) to one or more designees.

          (c)  Participation Rights. If the Company and/or the Other
               --------------------
Shareholders have not elected to purchase all of the Shares to be transferred by an Existing Shareholder pursuant to paragraph 3(b) above, or in the event of a Transfer of shares of Common Stock by an Investor, each Other Shareholder may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Shareholder and the Company within 30 days after receipt by such Other Shareholder of the Sale Notice. If any Other Shareholders have elected to participate in such Transfer, the Transferring Shareholder and the electing Other Shareholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of Common Stock equal to the product of (i) the quotient determined by dividing the percentage of

Shares owned by such Person by the aggregate percentage of Shares owned by the Transferring Shareholder and all electing Other Shareholders and (ii) the number of shares of Common Stock to be sold in the contemplated sale.

     For example, if the Sale Notice contemplated a sale of 100 shares
     -----------
     of Common Stock, and if the Transferring Shareholder was at such time the owner of 30% of all Shares and if one Other Shareholder elected to participate and such Other Shareholder owned 20% of all Shares, the Transferring Shareholder would be entitled to sell 60 shares of Common Stock (30% divided by 50% x 100 shares of Common Stock) and the electing Other Shareholder would be entitled to sell 40 shares of Common Stock (20% divided by 50% x 100 shares of Common Stock).

The Transferring Shareholder shall use his, her or its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Shareholders in the contemplated Transfer and shall not Transfer any shares of Common Stock to the prospective transferee(s) if such transferee(s) refuses to allow the participation of the Other Shareholders. Each Shareholder transferring shares of Common Stock pursuant to this paragraph 3(c) shall pay its pro rata share (based on the number of shares of Common Stock to be sold) of the expenses incurred by the Shareholders in connection with such Transfer and shall be obligated to join on a pro rata basis (based on the number of shares of Common Stock to be sold) in any indemnification or other obligations that the Transferring Shareholder agrees to provide in connection with such Transfer (other than any such obligations that relate specifically to a particular Shareholder such as indemnification with respect to representations and warranties given by a Shareholder regarding such Shareholder's title to and ownership of shares of Common Stock).

          (d)  Certain Permitted Transfers. The restrictions contained in this
               ---------------------------
paragraph 3 shall not apply with respect to any Transfer of Shares by any Shareholder (i) in the case of any Shareholder which is an individual, pursuant to applicable laws of descent and distribution or among such Shareholder's Family Group and, in the case of the Founding Shareholders (other than any Permitted Transferees), the Transfer of not more than 6,000,000 Shares (as such number shall be proportionately adjusted for any subsequent stock splits, combinations or dividends or similar events) to one or more charitable remainder trusts, charitable lead trusts or charitable foundations established by the Founding Shareholders (other than any Permitted Transferees) or (ii) in the case of an Investor, among its Affiliates or among any of the other Investors or their Affiliates (collectively referred to herein as "Permitted Transferees");
                                                      ---------------------
provided that such restrictions shall continue to be applicable to the Shares
-------- ----
after any such Transfer and the transferees of such Shares shall agree in writing to be bound by the provisions of this Agreement as a condition precedent to any such Transfer and shall (if requested by the Company or the Investors in connection with a Transfer pursuant to clause (i) above) deliver an opinion of counsel to the Company and the Investors (which counsel and form and substance of opinion shall be acceptable to the Company and the Investors) to the effect that this Agreement shall thereafter constitute a valid and binding obligation of such transferee, enforceable in accordance with its terms. As an additional condition precedent to the Transfer of any Shares to any member of the Founding Shareholders' Family Group, the transferee of such Shares shall agree in writing to be bound by the provisions of Paragraph 8B of the Recapitalization Agreement as though such transferee was substituted as a "Shareholder" thereunder and shall (if requested by the Company or the Investors in connection with a Transfer pursuant to clause (i) above) deliver an opinion of counsel to the Company and the Investors (which counsel and form and substance of opinion shall be acceptable to the Company and the Investors) to the effect that such transferee's obligations under the Recapitalization Agreement shall thereafter constitute a valid and binding obligation of such transferee, enforceable in accordance with its terms. An individual Shareholder's "Family Group" means such Shareholder's spouse,
                          ------------
descendants, antecedents and siblings (whether natural or adopted) or any trust, family partnership or other entity established solely for the benefit of such Shareholder and/or such Shareholder's spouse and/or descendants or antecedents or siblings. An Investor's "Affiliate" means any other Person directly or
                            ---------
indirectly controlling, controlled by or under common control with such Investor, any partner of an Investor which is a partnership, any member of an Investor which is a limited liability company and any partner or member of any partner or member of an Investor. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee.

          (e)  Termination of Restrictions. The restrictions set forth in this
               ---------------------------
paragraph 3 shall continue with respect to each Share following any Transfer thereof (other than an Exempt Transfer or a Transfer to the Company or an Investor or its designee pursuant to paragraph 3(b) above or a Transfer pursuant to paragraph 3(c) above); provided that all such restrictions shall terminate
                          -------- ----
upon the consummation of a Public Offering.

          4.   Holdback Agreement. No Shareholder shall effect any public sale
               ------------------
or distribution of any Shares or of any other capital stock or equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such stock or securities, during the seven days prior to the date of any proposed registered public offering of the Company's Common Stock as set forth in a written notice delivered to such Shareholder at least seven days prior to such date (or of which such Shareholder is otherwise aware at least seven days prior to such date) and during the 180-day period beginning on the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to the date of any proposed registered public offering of the Company's Common Stock as set forth in a written notice delivered to such Shareholder at least seven days prior to such date (or of which such Shareholder is otherwise aware at least seven days prior to such date) and the 90-day period beginning on the effective date of (A) the next registered public offering of the Company's Common Stock and (B) any underwritten Demand Registration or any underwritten Piggyback Registration (as such terms are defined in the Registration Agreement dated as of the date hereof between the Investors, the Founding Shareholders and the Company), unless the underwriters managing the registration otherwise agree. The restrictions on transfer set forth in this paragraph 4 shall continue with respect to each Share until the date on which such Share has been transferred in a Public Sale.

          5.   Sale of the Company.
               -------------------

          (a) Each Existing Shareholder hereby appoints the Investor Representative as his, her or its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his, her or its Shares and other voting securities of the Company for the approval and consummation of an Approved Sale and all such other matters as expressly provided for in this paragraph 5. The proxies and powers granted by each Existing Shareholder pursuant to this paragraph 5(a) are (or, in the case of any subsequent proxies, will be) coupled with an interest and are (or, in the case of any subsequent proxies, will be) granted in accordance with the provisions of Section 705 of the California

Corporations Code and shall each be valid (and irrevocable) for a period of eleven (11) months following the Closing. The proxies and powers granted by each Existing Shareholder pursuant to this paragraph 5(a) (and any subsequent proxies and powers granted by the Existing Shareholders as contemplated below) may, at the request of the Investor Representative, be embodied in one or more separate instruments containing terms consistent with the terms set forth in this paragraph 5(a), and in such case each Existing Shareholder agrees to promptly execute and deliver each such separate instrument or instruments. The proxies and powers described above shall not be valid after the expiration of eleven
(11) months following the Closing. No Existing Shareholder shall thereafter be obligated to again appoint the Investor Representative as his, her or its true and lawful proxy and attorney-in-fact for an additional eleven (11) month period or periods to vote all of his, her or its Shares or other voting securities of the Company for the approval and consummation of any Approved Sale and such other matters as expressly provided for in this paragraph 5; provided, however,
                                                             --------  -------
that if any such Existing Shareholder fails for any reason to do so upon the expiration of any such eleven (11) month period or periods, all of such Existing Shareholders rights (but not obligations) under this Agreement and the Registration Agreement shall automatically and forever thereafter terminate and shall be of no further force and effect.

          (b)  For purposes of this Agreement, an "Approved Sale" shall mean any
                                                   -------------
sale of all or substantially all (or any agreement to sell all or substantially all) of the Company's assets determined on a consolidated basis or any sale or exchange of all or substantially all (or any agreement to sell or exchange all or substantially all) of the Company's outstanding capital stock (whether by merger, sale, recapitalization, consolidation, reorganization, combination or otherwise) to any Person or Persons which is approved by the Board and the holders of a majority of the Shares then held by the Investors; provided that no such transaction or contemplated transaction shall constitute an Approved Sale hereunder unless: (i) upon the consummation of the Approved Sale, all of the holders of Common Stock and Preferred Stock (on an as converted to Common Stock basis) shall receive the same form and amount of consideration per share of Common Stock, or if any holders of Common Stock or Preferred Stock are given an option as to the form and amount of consideration to be received, all holders shall be given the same option; and (ii) all holders of Shares representing then currently exercisable rights to acquire shares of Common Stock (including all holders of Preferred Stock) shall be given an opportunity to either (A) exercise such rights (including conversion rights in the case of the holders of Preferred Stock) prior to the consummation of the Approved Sale and participate in such sale as holders of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the holders of Common Stock in connection with the Approved Sale less the exercise price (if any) per share of Common Stock of such rights to acquire Common Stock by (2) the number of shares of Common Stock represented by such then currently exercisable rights, and in the case of both clause (A) and clause (B) above, such holders of rights to acquire shares of Common Stock shall also receive upon the exercise or exchange of such rights such additional consideration, if any, as may be payable in connection with such exercise or exchange (including, with respect to the Preferred Stock, all accrued and unpaid dividends thereon payable pursuant to the terms of the Articles of Incorporation). If the Approved Sale is structured as a sale of stock, each holder of Shares shall agree to sell all of his, her or its Shares and rights to acquire Shares on the terms and conditions approved by the Board and the holders of a majority of the Shares held by the Investors.

          (c) Each holder of Shares shall bear his, her or its pro-rata share (based upon the number of Shares held by such holder) of the costs of any Approved Sale to the extent such costs are incurred for the benefit of all holders of Shares and are not otherwise paid by the Company or the acquiring party and shall be obligated to join on a pro rata basis (based on the number of Shares held by such holder) in any indemnification or other obligations that the holders of a majority of the Shares agree to provide in connection with such Approved Sale (other than any such obligations that relate specifically to a holder of Shares such as indemnification with respect to representations and warranties given by a holder regarding such holder's title to and ownership of Shares).

          (d) The provisions of this paragraph 5 shall terminate upon the consummation of a Public Offering.

          6.   First Refusal Rights Applicable to Issuances of Common Stock.
               ------------------------------------------------------------

          (a) Except for issuances of Common Stock (a) to the Company's and any of its Subsidiaries' employees, consultants, lenders, lessors or other creditors as approved by the Board or the Compensation Committee (including pursuant to options or other rights to acquire Common Stock approved by the Board or the Compensation Committee), (b) in connection with the acquisition of another company or business or (c) pursuant to a Public Offering, if the Company authorizes the issuance or sale of any shares of Common Stock or any securities (including debt securities) containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding shares of Common Stock) or any securities exchangeable for or convertible into Common Stock or such securities exchangeable for or convertible into Common Stock, the Company shall first offer to sell to each Investor holding any Shares and to each of the Founding Shareholders holding any Shares, a portion of such shares or securities equal to the quotient determined by dividing (1) the number of shares of Common Stock held by such Person (including the number of shares of Common Stock issuable upon conversion of the Preferred Stock) by (2) the total number of shares of Common Stock then outstanding (including the number of shares of Common Stock issuable upon conversion of the Preferred Stock). Each Investor and each of the Founding Shareholders shall be entitled to purchase such shares or securities at the most favorable price and on the most favorable terms as such shares or securities are to be offered or sold to any other Persons; provided
                                                                     --------
that if all Persons entitled to purchase or receive such stock or securities are
----
required to also purchase other securities of the Company, each Investor and each of the Founding Shareholders exercising their rights pursuant to this paragraph shall also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The purchase price for all shares and securities offered to the Investors and the Founding Shareholders shall be payable in cash or, to the extent otherwise consistent with the terms offered to any other Persons, installments over time.

          (b) In order to exercise its purchase rights hereunder, an Investor or a Founding Shareholder must within 20 days after receipt of written notice from the Company describing in reasonable detail the shares or securities being offered, the purchase price therefor, the payment terms and such Investor's or such Founding Shareholder's percentage allotment, deliver a written notice to the Company describing its election hereunder. If all of the shares and securities offered to the Investors and the Founding Shareholder are not fully subscribed by the Investors and the Founding Shareholder, the remaining stock and securities shall be reoffered by the Company to any of the Investors or the Founding Shareholder purchasing such Person's full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

          (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such shares or securities which the Investors and the Founding Shareholders have not elected to purchase during the 60 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Investors and the Founding Shareholders. Any shares or securities offered or sold by the Company after such 60-day period must be reoffered to the Investors and the Founding Shareholders pursuant to the terms of this paragraph 6.

          (d) The rights of the Investors and the Founding Shareholder under this paragraph 6 shall terminate upon the consummation of a Public Offering.

          7.   Legend. Each certificate evidencing Shares and each certificate
               ------
issued in exchange for or upon the Transfer of any Shares (if such shares remain Shares after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "The securities represented by this certificate are subject to a Shareholders Agreement dated as of July 23, 1997, among the issuer of such securities (the "Company") and certain of the
                                     -------
     Company's shareholders, as amended and modified from time to time. A copy of such Shareholders Agreement shall be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Shares outstanding as of the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Shares in accordance with paragraph 9 hereof.

          8.   Transfers; Future Sales. Prior to any holder of Shares
               -----------------------
Transferring any Shares (other than pursuant to an Exempt Transfer) to any Person and prior to the Company issuing any Common Stock (other than pursuant to a Public Offering) or any options or other rights to acquire Common Stock or any securities convertible into or exchangeable for such Common Stock to any Person, such holder or the Company, as the case may be, shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other Shareholders a counterpart of this Agreement; provided
                                                                    --------
that the failure to cause any such transferee to comply with the foregoing shall
----
not terminate or otherwise modify this Agreement. Transferees of Shares held by Investors shall be deemed to be Investors hereunder. Transferees of Shares held by Existing Shareholders (other than the Investors or their designees, who shall be deemed to be Investors hereunder) and transferees of Common Stock (or options or other rights to acquire Common Stock or securities convertible into or exchangeable for such Common Stock) issued by the Company shall be deemed to be Existing Shareholders hereunder (except that no such transferees from the Existing Shareholders or the Company shall have the right to participate in any sale of shares of Common Stock by the Investors pursuant to paragraph 3(c) above). The provisions of this paragraph 8 shall terminate upon the consummation of a Public Offering.

          9.   Definitions.
               -----------

          "Articles of Incorporation" means the Company's Amended and Restated
          -------------------------
Articles of Incorporation as in effect from time to time.

          "Closing" has the meaning given such term in the Recapitalization
          -------
Agreement.

          "Common Stock" means the Company's common stock, no par value per
           ------------
share.

          "Founding Shareholders" means those Persons identified with an
           ---------------------
asterisk on the Schedule of Existing Shareholders attached hereto and their
                ---------------------------------
Permitted Transferees (except that, for purposes of paragraphs 1 and 6 above and paragraph 11 below, the term "Founding Shareholders" shall only mean those Persons identified with an asterisk on the Schedule of Existing Shareholders
                                           ---------------------------------
attached hereto).

          "Investor Representative" means Summit/E-Tek Holdings, L.L.C.
           -----------------------

          "Other Shareholders" means the Investors and the Founding
           ------------------
Shareholders.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Stock" means the Company's Class A Convertible Preferred
           ---------------
Stock, no par value per share.

          "Public Offering" means any offering by the Company of its Common
           ---------------
Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

          "Public Sale" means any sale of Shares to the public pursuant to an
           -----------
offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any similar provision then in force).

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Shares" means (i) any Common Stock purchased or otherwise acquired or
           ------
held by any Shareholder, (ii) any Common Stock issued or issuable directly or indirectly upon the conversion, exercise or exchange of any securities purchased or otherwise acquired by any Shareholder which are convertible into or exercisable or exchangeable for Common Stock (including the Preferred Stock and any stock options granted by the Company) and (iii) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Shares hereunder, such securities shall cease to be Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director, managing member or general partner of such limited liability company, partnership, association or other business entity.

          10.  Financial Statements and Other Information. So long as any
               ------------------------------------------
Investor or Founding Shareholder holds any Shares, the Company shall deliver to such Investor or Founding Shareholder, as the case may be:

          (a) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied (subject to the absence of footnote disclosures and normal recurring year-end adjustments) and shall be certified by the Company's chief financial officer; and

          (b) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (A) an opinion with respect to the consolidated financial statements of an independent accounting firm of recognized national standing containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities), and (B) a copy of such firm's annual management letter to the Board.

          11.  Inspection Rights. The Company shall permit any representatives
               -----------------
designated by any Investor holding more than 300,000 Shares and any Founding Shareholder (so long as such Investor or Founding Shareholder holds any Shares), upon reasonable notice and during normal business hours and at such other times as any such holder may reasonably request (and, in the Company's discretion, subject to the execution of a satisfactory confidentiality agreement), to visit and inspect any of the properties of the Company and its Subsidiaries and examine the corporate and financial records of the Company and its Subsidiaries.

          12.  Transfers in Violation of Agreement. Any Transfer or attempted
               -----------------------------------
Transfer of any Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Shares as the owner of such Shares for any purpose.

          13.  Amendment and Waiver. Except as otherwise provided herein, no
               --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company, the Investors holding a majority of the Shares then held by the Investors and the Existing Shareholders holding a majority of the Shares then held by the Existing Shareholders. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          14.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. The Existing Shareholders acknowledge and agree that the covenants and agreements set forth in this agreement were a material inducement to the Investors to enter into the Recapitalization Agreement and consummate the transactions contemplated thereby, and the Investors would not obtain the benefit of their bargain as set forth herein and in the Recapitalization Agreement and the other agreements contemplated thereby as specifically negotiated by the Shareholders if any of such Existing Shareholders breached or challenged any of the provisions of this Agreement. Therefore, notwithstanding anything to the contrary expressed or implied in this paragraph 13 or elsewhere in this Agreement, each of the Existing Shareholders unconditionally and forever covenants and agrees that such Existing Shareholder will not directly or indirectly challenge the validity, legality or enforceability of any provision of this Agreement and will cooperate with the Company (at the Company's cost and expense, except in connection with a breach by such Existing Shareholder) to enforce the provisions of this Agreement.

          15.  Entire Agreement. Except as otherwise expressly set forth herein,
               ----------------
this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          16.  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Shareholders and any subsequent holders of Shares and the respective successors and assigns of each of them, so long as they hold Shares; provided that the rights of the
                                      -------- ----

Founding Shareholders under paragraphs 1, 3(c), 6 and 11 above may not be assigned without the prior written approval of the holders of a majority of the Shares held by the Investors and the rights of the Other Shareholders under paragraph 3(b) above may not be assigned without the prior written approval of the holders of a majority of the Shares held by the Investors.

          17.  Counterparts. This Agreement may be executed in multiple
               ------------
counterparts (including by means of telecopied signature pages), each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          18.  Remedies. The parties hereto shall be entitled to enforce their
               --------
rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Shareholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          19.  Notices. Any notice provided for in this Agreement shall be in
               -------
writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices shall be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service (charges prepaid). The Company's address is:

                              E-Tek Dynamics, Inc.
                              1885 Lundy Avenue, Suite 103
                              San Jose, California 95131
                              Attention: Chief Executive Officer

          20.  Governing Law. All issues and questions concerning the
               -------------
construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          21.  Business Days. If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is then located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

          22.  Descriptive Headings, etc. The descriptive headings of this
               --------------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the term "including" herein shall mean "including without limitation."

          23.  No Strict Construction. The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question or intent or interpretation arises, this Agreement shall be construed as it was drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

                                   * * * * *

                     Consent and Community Property Waiver

          The undersigned hereby acknowledges that the undersigned has read this Agreement and understands its contents. The undersigned is aware that this Agreement provides for the purchase of shares of Common Stock from the undersigned's spouse. The undersigned hereby acknowledges and agrees that the interest of the undersigned's spouse in such Common Stock is subject to this Agreement and any interest the undersigned may have in such Common Stock shall be irrevocably bound by this Agreement and further that the undersigned's community property interest, if any, shall be similarly bound by this Agreement. The undersigned has sought legal advice with respect to such waiver and has determined after carefully reviewing this Agreement that the undersigned will waive such community property right.


                                        ________________________________________
                                        By:

___________________________________
Witness

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                   E-TEK DYNAMICS, INC.


                                   By:  /s/ Theresa Stone Pan
                                      ----------------------------------------

                                   Its: PRESIDENT
                                       ---------------------------------------

                                   SUMMIT/E-TEK HOLDINGS, L.L.C.

                                        By:  Summit Ventures IV, L.P., its
                                             Manager

                                        By   Summit Partners IV, L.P., its
                                             General Partner

                                        By:  Stamps, Woodsum & Co. IV, its
                                             General Partner

                                        By:  /s/ Walter G. Kortschak
                                             ---------------------------------
                                             General Partner

                                   MELLON BANK, N.A.,
                                        as Trustee for First Plaza Group Trust
                                        as directed by General Motors Investment
                                        Management Corporation

                                   By: _______________________________________
                                        Name:
                                        Title:

                                   BROADVIEW ASSOCIATES, L.L.C.

                                   By: _______________________________________

                                   Its: ______________________________________


                  [Signature Page to Shareholders Agreement]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                   E-TEK DYNAMICS, INC.

                                   By: _________________________________________

                                   Its: ________________________________________

                                   SUMMIT/E-TEK HOLDINGS, L.L.C.

                                        By:  Summit Ventures IV, L.P., its
                                             Manager

                                        By   Summit Partners IV, L.P., its
                                             General Partner

                                        By:  Stamps, Woodsum & Co. IV, its
                                             General Partner

                                        By:  ___________________________________
                                             General Partner

                                   Mellon Bank, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP TRUST, (as directed by General Motors Investment Management Corporation), and not in its individual capacity


                                   By: /s/ Robert F. Sass
                                       -----------------------------------------
                                       Name: Robert F. Sass
                                       Title: V.P.

                                   BROADVIEW ASSOCIATES, L.L.C.

                                   By: _________________________________________

                                   Its: ________________________________________


                  [Signature Page to Shareholders Agreement]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                        E-TEK DYNAMICS, INC.

                                        By: ____________________________________

                                        Its: ___________________________________

                                        SUMMIT/E-TEK HOLDINGS, L.L.C.
                                             By:  Summit Ventures IV, L.P., its
                                                  Manager

                                             By   Summit Partners IV, L.P., its
                                                  General Partner

                                             By:  Stamps, Woodsum & Co. IV, its
                                                  General Partner

                                             By:  ______________________________
                                                  General Partner

                                        MELLON BANK, N.A.,
                                             as Trustee for First Plaza Group
                                             Trust as directed by General Motors
                                             Investment Management Corporation

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        PETER J. MOONEY, as nominee for the
                                        Broadview Partners Group

                                        By: /s/ Peter J. Mooney
                                            ------------------------------------

                                        Its: Peter J Mooney as nominee
                                             -----------------------------------

                  [Signature Page to Shareholders Agreement]

                                        RANDOLPH STREET PARTNERS

                                        By:  [Signature]
                                           -------------------------------------

                                        Its: Managing Partner
                                            ------------------------------------

                                        RANDOLPH STREET PARTNERS DIF, LLC

                                        By:  [Signature]
                                           -------------------------------------

                                        Its: Managing Member
                                            ------------------------------------

                                        F&W INVESTMENTS 1997

                                        By: ____________________________________

                                        Its: ___________________________________

                                        ________________________________________
                                        Theresa Stone Pan

                                        ________________________________________
                                        Jing Jong Pan

                                        Jing Jong Pan and Theresa Stone Pan,
                                        Trustees of the J.J. & Theresa Pan
                                        Revocable Trust dated February 14, 1997

                                        ________________________________________
                                        Jing Jong Pan

                                        ________________________________________
                                        Theresa Stone Pan


                  [Signature Page to Shareholders Agreement]

                                            RANDOLPH STREET PARTNERS

                                            By: ________________________________

                                            Its: _______________________________



                                            RANDOLPH STREET PARTNERS DIF, LLC

                                            By: ________________________________

                                            Its: _______________________________



                                            F&W INVESTMENTS 1997

                                            By: /s/ [Signature]
                                                --------------------------------

                                            Its: _______________________________


                                                 /s/ Theresa Stone Pan
                                            ------------------------------------
                                            Theresa Stone Pan


                                                 /s/ Jing Jong Pan
                                            ------------------------------------
                                            Jing Jong Pan



                                            Jing Jong Pan and Theresa Stone Pan,
                                            Trustees of the J.J. & Theresa Pan
                                            Revocable Trust dated February 14,
                                            1997

                                                 /s/ Jing Jong Pan
                                            ------------------------------------
                                            Jing Jong Pan


                                                 /s/ Theresa Stone Pan
                                            ------------------------------------
                                            Theresa Stone Pan


                  [Signature Page to Shareholders Agreement]

                                                 /s/ Ming Shih
                                            ------------------------------------
                                            Ming Shih


                                                 /s/ Kung Shih 7/21/97
                                            ------------------------------------
                                            Kung Shih




                  [Signature Page to Shareholders Agreement]

                                                 /s/ Vinita Gupta
                                            ------------------------------------
                                            Vinita Gupta



                                            BAIN SECURITIES, INC.

                                            By:_________________________________
                                                 Gary Wilkinson
                                            Its: Treasurer




                  [Signature Page to Shareholders Agreement]

                                            ____________________________________
                                            Vinita Gupta



                                            BAIN SECURITIES, INC.

                                            By: /s/ Gary Wilkinson
                                               ---------------------------------
                                                 Gary Wilkinson

                                            Its: Treasurer




                  [Signature Page to Shareholders Agreement]

                             SCHEDULE OF INVESTORS
                             ---------------------

Name and Address
----------------

Summit/E-Tek Holdings, L.L.C.
c/o Summit Partners, L.P.
499 Hamilton Avenue
Suite 200
Palo Alto, California 94301
Attn: Walter G. Kortschak
Phone: (415) 321-1166
Facsimile: (415) 321-1188

with a copy to:
--------------
(which shall not constitute notice to the Investors)

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Ted H. Zook, Esq.

Bain Securities, Inc.
c/o Bain & Company, Inc.
2 Copley Place
Boston, Massachusetts 02116
Attn: Gary Wilkinson
Phone: (617) 572-3268
Facsimile: (617) 572-3266

Peter J. Mooney, as nominee
for the Broadview Partners Group
c/o Broadview Associates
950 Tower Lane, 18th Floor
Foster City, California 94404
Attn: Maryfrances Galligan
Phone: (415) 378-4738
Facsimile: (415) 378-4710

F&W Investments 1997
c/o Fenwick & West
Two Palo Alto Square
Palo Alto, CA 94306
Attn: Jacqueline Daunt
Phone: (415) 858-7232
Facsimile: (415) 494-1417

Vinita Gupta
c/o Digital Link Corporation
217 Humbolt Court
Sunnyvale, California 94089
Phone: (408) 745-4140
Facsimile: (408) 745-6250

Mellon Bank, N.A., as Trustee for
First Plaza Group Trust as directed by
General Motors Investment Management Corporation
Mellon Bank
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258-0001
Attn: Bernadette Rist
Phone: (412)234-6340
Facsimile: (412) 234-0555

with a copy to:
General Motors Investment Management Corporation
767 5th Avenue, 15th Floor
New York, New York 10153
Attn: Robert Cromwell
Phone: (212)418-6125
Facsimile: (212)418-6123

Randolph Street Partners
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312)861-2004
Facsimile: (312)861-2200

Randolph Street Partners DIF, LLC
200 East Randolph Drive
Chicago, Illinois 60601
Attn: Jack S. Levin
Phone: (312)861-2004
Facsimile: (312)861-2200

                       SCHEDULE OF EXISTING SHAREHOLDERS
                       ---------------------------------


Name and Address
----------------

**Jing Jong Pan and Theresa Stone Pan,
Trustees of the J.J. & Theresa Pan
Revocable Trust dated February 14, 1997
c/o Crist, Schulz, Biorn & Shepherd
550 Hamilton Avenue, Suite 300
Palo Alto, CA 94301
Attn: Robert A. Biorn

Jing Jong Pan
Theresa Stone Pan
[Address]

with a copy to:
--------------
(which shall not constitute notice to the Founding Shareholders)

Fenwick & West
Two Palo Alto Square
Palo Alto, California 94306
Attn: Jacqueline A. Daunt, Esq.

Ming Shih
[Address]

Kung Shih
[Address]